UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-04035

Name of Fund: Merrill Lynch Balanced Capital Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, Merrill Lynch Balanced Capital Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 09/30/05

Date of reporting period: 10/01/04 - 09/30/05

Item 1 - Report to Stockholders

                                Merrill Lynch
                                Balanced Capital
                                Fund, Inc.

Annual Report
September 30, 2005

Merrill Lynch Balanced Capital Fund, Inc.

Portfolio Information as of September 30, 2005

Ten Largest Common                                                    Percent of
Stock Holdings                                                        Net Assets
--------------------------------------------------------------------------------
ACE Ltd. ...............................................................    1.6%
Nestle SA Registered Shares ............................................    1.5
Wells Fargo & Co. ......................................................    1.5
Dover Corp. ............................................................    1.5
Wyeth ..................................................................    1.5
General Electric Co. ...................................................    1.5
Microsoft Corp. ........................................................    1.5
Baxter International, Inc. .............................................    1.5
Kimberly-Clark Corp. ...................................................    1.4
Mellon Financial Corp. .................................................    1.4
--------------------------------------------------------------------------------

Five Largest                                                          Percent of
Industries                                                            Net Assets
--------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels ............................................    4.9%
Insurance ..............................................................    4.7
Food Products ..........................................................    3.8
Industrial Conglomerates ...............................................    3.8
Aerospace & Defense ....................................................    3.5
--------------------------------------------------------------------------------

      For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

                                                                      Percent of
                                                                        Total
Asset Mix                                                            Investments
--------------------------------------------------------------------------------
Domestic Common Stocks .................................................   61.2%
Fixed Income Mutual Fund ...............................................   33.6
Foreign Common Stocks ..................................................    1.5
Other* .................................................................    3.7
--------------------------------------------------------------------------------
*     Includes portfolio holdings in short-term investments.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


2       MERRILL LYNCH BALANCED CAPITAL FUND, INC.       SEPTEMBER 30, 2005

A Letter From the President

Dear Shareholder

Amid what we've coined a "muddle through" year for the financial markets, the major benchmark indexes managed to post positive results for the current reporting period:

Total Returns as of September 30, 2005                            6-month    12-month
=====================================================================================
U.S. equities (Standard & Poor's (S&P) 500 Index)                 +5.02%      +12.25%
-------------------------------------------------------------------------------------
Small-cap U.S. equities (Russell 2000 Index)                      +9.21%      +17.95%
-------------------------------------------------------------------------------------
International equities (MSCI Europe Australasia Far East Index)   +9.26%      +25.79%
-------------------------------------------------------------------------------------
Fixed income (Lehman Brothers Aggregate Bond Index)               +2.31%      + 2.80%
-------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)    +2.80%      + 4.05%
-------------------------------------------------------------------------------------
High yield bonds (Credit Suisse First Boston High Yield Index)    +2.82%      + 6.31%
-------------------------------------------------------------------------------------

Since June 2004, the Federal Reserve Board (the Fed) has tirelessly advanced its interest rate hiking program, raising the federal funds rate 11 times to 3.75% by period-end. The Fed admittedly remains more concerned about inflation than slowing economic growth, causing some to worry that the central bank may overreact to inflation and increase interest rates more than is necessary to maintain a healthy economic balance. Recent disruptions to production and spending from Hurricanes Katrina and Rita are likely to distort the economic data in the short term, muddying the underlying trends. However, any hurricane-induced slowdown is likely to be short lived, and the fiscal stimulus associated with reconstruction efforts in the Gulf could add to gross domestic product growth in 2006.

U.S. equities exhibited resilience over the past several months as investors generally tended to proceed with caution. After a strong finish to 2004, the S&P 500 Index remained largely range-bound in 2005, with the last three months representing the best quarter of the year. Up to this point, strong corporate earnings reports and low long-term bond yields have worked in favor of equities. Looking ahead, high energy prices, continued interest rate hikes, a potential consumer slowdown and/or disappointing earnings pose the greatest risks to U.S. stocks. Internationally, many markets have benefited from strong economic statistics, trade surpluses and solid finances.

In the bond market, the yield curve continued to flatten as short-term interest rates moved in concert with the Fed rate hikes and longer-term interest rates remained more constant or declined. The difference between two-year and 10-year Treasury yields collapsed from 151 basis points (1.51%) on September 30, 2004 to 70 basis points on March 31, 2005, to just 16 basis points at period-end.

Financial markets are likely to face continued crosscurrents in the months ahead. Nevertheless, opportunities do exist and we encourage you to work with your financial advisor to diversify your portfolio among a variety of asset types. This can help to diffuse risk while also tapping into the potential benefits of a broader range of investment alternatives. As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.

                                Sincerely,


                                /s/ Robert C. Doll, Jr.

                                Robert C. Doll, Jr.
                                President and Director


        MERRILL LYNCH BALANCED CAPITAL FUND, INC.       SEPTEMBER 30, 2005     3

A Discussion With Your Fund's Portfolio Managers

      In a fairly volatile investing environment, we continued to take advantage of the Fund's flexibility to uncover opportunities in both the equity and bond markets.

How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended September 30, 2005, Merrill Lynch Balanced Capital Fund Inc.'s Class A, Class B, Class C, Class I and Class R Shares returned +7.88, +7.09%, +7.05%, +8.18% and +7.63%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 - 7 of this report to shareholders.) For the same period, the benchmark Standard & Poor's 500 (S&P
500) Index returned +12.25%, the benchmark Lehman Brothers Aggregate Bond Index returned +2.80%, and the Lipper Balanced Funds category of mutual funds had an average return of +9.78%. (Funds in this Lipper category seek to conserve principal by maintaining a balanced portfolio of stocks and bonds.)

U.S. equity markets overcame numerous challenges to record positive returns for the 12-month period. The tailwinds from continued robust economic growth, strong corporate earnings performance and attractive valuations more than offset the headwinds from rising short-term interest rates and record-high energy prices. These conflicting factors produced substantial month-to-month volatility, however, and wildly divergent performance results between various market sectors, investment styles and market capitalization categories. For example, energy stocks, the best-performing industry sector over the past 12 months, generated an average return of greater than 50% while the consumer discretionary sector, the worst performer, posted negative results. This reflects an unusually large degree of performance disparity between market sectors. In addition, value stocks substantially outpaced their growth counterparts, with the S&P 500 Barra Value Index rising 13.82% and the S&P 500 Barra Growth Index gaining 10.66%. Finally, smaller cap stocks outperformed larger cap stocks, with the S&P Mid Cap 400 Index recording a robust gain of 22.16% for the one-year period. These disparate results magnified the effect of stock and sector selection on investment performance. The fixed income market also advanced modestly for the year. Investors appear confident that the Federal Reserve Board (the Fed) will successfully contain inflation pressures while bond market liquidity remains very high.

The Fund's asset allocation remained favorable and the bond portfolio outperformed its benchmark for the period, while the return of our stock holdings fell modestly short of the benchmark S&P 500 Index. Poor stock selection in the information technology sector was the largest detractor from Fund results within the equity portfolio, led by negative returns from holdings in CommScope, Inc., Accenture Ltd. and International Business Machines Corp., and by the absence of a position in Apple Computer, which appreciated sharply over the year. Adverse stock selection in consumer staples also impaired performance due to double-digit declines in Avon Products, Inc. and Anheuser-Busch Cos., Inc. and from the lack of a position in Altria Group. We have consistently avoided tobacco company stocks despite their low valuations because we believe that declining unit volumes and persistent litigation risk limit their appeal. Finally, our overweight position and poor stock selection in the basic materials sector also had a detrimental effect on results, most notably the weak performance of International Paper Co. and Alcoa, Inc. While global economic conditions remain favorable, the negative impact of rising energy costs on profit margins has led to disappointing results from these companies.

Both stock selection and an overweight position in the energy sector contributed favorably to results, led by strong returns from our positions in EnCana Corp., Devon Energy Corp. and GlobalSantaFe Corp. Good stock selection in the consumer discretionary sector also enhanced performance, as the Fund benefited from a significant rise in the share price of Office Depot and the absence of a position in Wal-Mart, for which we believed expectations and valuations remained too high. Good stock selection in the financial sector was another positive, mainly the strong gains from insurers Prudential Financial, Inc. and ACE Ltd.

Within the fixed income portfolio, performance from Master Core Bond Portfolio benefited from a focus on spread sectors early in the year and a yield curve flattening bias later in the period. This involved emphasizing longer-dated securities, which outperformed as short-term interest rates rose and longer-term interest rates declined.

What changes were made to the portfolio during the year?

We continued to adjust our holdings during the year in response to ongoing market volatility. Within the equity portfolio, we established 11 new positions while eliminating 12. We added companies with strong market positions, attractive


4       MERRILL LYNCH BALANCED CAPITAL FUND, INC.       SEPTEMBER 30, 2005
financial characteristics and solid managements, whose stocks have weakened over fears of slowing growth -- thereby compressing valuations to near historic lows and creating attractive buying opportunities. 3M Corp. is a well diversified industrial company that benefits from a strong market position, outstanding profit margins and return on equity, and financial strength. The stock price declined nearly 20% over the past year and is selling at its lowest valuation in 15 years. Harley-Davidson, Inc. controls approximately one-half of the U.S. and one-third of the global heavyweight motorcycle market. This company also enjoys high profit margins, has no debt and is actively repurchasing shares. The stock was down 20% year-to-date as of September 30, and its valuation levels were at 10-year lows. Genworth Financial, Inc., a former subsidiary of the insurance and financial services arm of General Electric Co., is enjoying solid growth in its three core business segments and, through improved productivity and active capital management, is expected to significantly increase its return on equity over the next three years, which should lead to improved valuations. The company is in sound financial condition, recently increased its dividend by 15%, and announced a $500 million share repurchase program.

We eliminated a number of positions after the stocks performed well and reached what we believed to be their full valuations, such as Agilent Technologies, Inc. and railroad companies CSX Corp. and Burlington Northern Santa Fe Corp. We also liquidated our holdings in TJX Corp. and CSC Corp. given what we viewed as suspect fundamental trends. We sold Siebel Systems, Inc. following its announced takeover by Oracle Corporation and eliminated Fannie Mae from the portfolio following another round of allegations of accounting improprieties at the company. We sold some Citigroup, Inc. shares following further senior management departures, and reduced our exposure to the energy sector, taking gains in a number of holdings as both oil prices and oil stocks reached new highs. We continued to reposition our information technology holdings, raising our overall sector weighting while increasing our emphasis on high-quality companies within the sector. Growth in technology spending is accelerating while many of the better positioned companies in this sector remain attractively valued. We added to existing positions in Applied Materials, Inc. and Accenture Ltd. and introduced new positions in Cisco Systems, Inc. and Symantec Corp.

Within the fixed income portfolio, Master Core Bond Portfolio significantly reduced its exposure to both investment grade corporate and high yield bonds, while upgrading the average credit quality of the corporate bonds we retained. Exposures were trimmed to the domestic automobile sector subsequent to earnings disappointments from several of these companies, while we added to holdings in asset-backed securities, commercial mortgage-backed securities and Treasury Inflation Protected Securities. As longer-term bond yields declined in the initial aftermath of Hurricane Katrina, the Portfolio removed its yield curve flattening bias, adding some exposure to shorter-maturity securities while reducing its position in 30-year Treasury bonds.

How would you characterize the Fund's position at the close of the period?

At the end of the period, 64.3% of the Fund's net assets was invested in equities, 34.5% in fixed income securities and 1.2% in cash equivalents. This compares to 63.9% equities, 35.3% fixed income and 1.2% cash a year ago. We continue to anticipate a more constructive environment for equities as we move toward 2006. We believe stocks will benefit from a return to steady economic growth, stability in interest rates as the Fed nears completion of its monetary tightening efforts, continued solid corporate earnings gains, and attractive valuations. In our view, further uncertainty and volatility is possible over the next few months, however, as these transition periods for the economy and the markets always prove challenging, with heightened risk of negative surprises and a more dramatic stock market correction. We would view such developments opportunistically in anticipation of positive returns ahead. We also maintain our view that profit-making opportunities in the fixed income market will be limited given the low level of current interest rates and the narrowness of yield spreads. Therefore, we are increasingly likely to reduce our fixed income exposure if interest rates decline further. As always, we intend to take full advantage of the Fund's flexibility as market conditions evolve.

Kurt Schansinger
Vice President and Senior Portfolio Manager

Patrick Maldari
Fixed Income Portfolio Manager

October 14, 2005


        MERRILL LYNCH BALANCED CAPITAL FUND, INC.       SEPTEMBER 30, 2005     5

Performance Data

About Fund Performance

Investors are able to purchase shares of the Fund through multiple pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and an account maintenance fee of 0.25% per year (but no distribution fee).

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. In addition, Class B Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. These shares automatically convert to Class A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

o Class C Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class I Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

o Class R Shares do not incur a maximum sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and an account maintenance fee of 0.25% per year. Class R Shares are available only to certain retirement plans. Prior to inception, Class R Share performance results are those of the Class I Shares (which have no distribution or account maintenance fees) restated for Class R Share fees.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund's Administrator voluntarily waived a portion of its administrative fee. Without such waiver, the Fund's performance would have been lower.

Recent Performance Results

                                                   6-Month         12-Month        10-Year
As of September 30, 2005                         Total Return    Total Return    Total Return
=============================================================================================
ML Balanced Capital Fund, Inc. Class A Shares*      +2.65%          + 7.88%        + 88.55%
---------------------------------------------------------------------------------------------
ML Balanced Capital Fund, Inc. Class B Shares*      +2.27           + 7.09         + 77.24
---------------------------------------------------------------------------------------------
ML Balanced Capital Fund, Inc. Class C Shares*      +2.21           + 7.05         + 74.41
---------------------------------------------------------------------------------------------
ML Balanced Capital Fund, Inc. Class I Shares*      +2.77           + 8.18         + 93.32
---------------------------------------------------------------------------------------------
ML Balanced Capital Fund, Inc. Class R Shares*      +2.51           + 7.63         + 85.24
---------------------------------------------------------------------------------------------
S&P 500(R) Index**                                  +5.02           +12.25         +147.55
---------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index***             +2.31           + 2.80         + 88.52
---------------------------------------------------------------------------------------------

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date.
** This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues.
*** This unmanaged Index is a widely recognized market weighted index comprised of investment grade corporate bonds, rated BBB or better, mortgages and U.S. Treasury and government agency issues with at least one year to maturity.

      S&P 500 is a registered trademark of the McGraw-Hill Companies.


6       MERRILL LYNCH BALANCED CAPITAL FUND, INC.       SEPTEMBER 30, 2005

Performance Data (concluded)

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Class A, Class B, Class C, Class I and Class R Shares compared to growth of an investment in the S&P 500 Index and the Lehman Brothers Aggregate Bond Index. Values are from September 1995 to September 2005.

                                        9/95           9/96            9/97           9/98           9/99
ML Balanced Capital
Fund, Inc.+--Class A Shares*            $ 9,475         $10,685        $13,587        $13,142        $14,671

ML Balanced Capital
Fund, Inc.+--Class B Shares*            $10,000         $11,188        $14,120        $13,550        $15,016

ML Balanced Capital
Fund, Inc.+--Class C Shares*            $10,000         $11,187        $14,118        $13,549        $15,011

ML Balanced Capital
Fund, Inc.+--Class I Shares*            $ 9,475         $10,708        $13,656        $13,240        $14,818

ML Balanced Capital
Fund, Inc.+--Class R Shares*            $10,000         $11,245        $14,270        $13,766        $15,330

S&P 500 Index++                         $10,000         $12,033        $16,900        $18,429        $23,553

Lehman Brothers Aggregate
Bond Index +++                          $10,000         $10,490        $11,509        $12,834        $12,787

                                        9/00           9/01            9/02           9/03           9/04            9/05
ML Balanced Capital
Fund, Inc.+--Class A Shares*            $16,039         $14,283        $12,749        $14,803        $16,560         $17,865

ML Balanced Capital
Fund, Inc.+--Class B Shares*            $16,289         $14,394        $12,749        $14,685        $16,429         $17,724

ML Balanced Capital
Fund, Inc.+--Class C Shares*            $16,280         $14,392        $12,748        $14,680        $16,293         $17,441

ML Balanced Capital
Fund, Inc.+--Class I Shares*            $16,238         $14,498        $12,974        $15,096        $16,933         $18,317

ML Balanced Capital
Fund, Inc.+--Class R Shares*            $16,716         $14,850        $13,223        $15,412        $17,211         $18,524

S&P 500 Index++                         $26,682         $19,579        $15,568        $19,366        $22,053         $24,755

Lehman Brothers Aggregate
Bond Index +++                          $13,681         $15,453        $16,781        $17,689        $18,339         $18,852

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
+ ML Balanced Capital Fund, Inc., through a fully managed investment policy, utilizes equity, debt and convertible securities.
++ This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues.
+++ This unmanaged Index is a widely recognized market weighted index comprised of investment grade corporate bonds, rated BBB or better, mortgages and U.S. Treasury and government agency issues with at least one year to maturity.

      Past performance is not indicative of future results.

Average Annual Total Return

                                                Return Without      Return With
                                                 Sales Charge     Sales Charge**
================================================================================
Class A Shares*
================================================================================
One Year Ended 9/30/05                              +7.88%            +2.22%
--------------------------------------------------------------------------------
Five Years Ended 9/30/05                            +2.18             +1.08
--------------------------------------------------------------------------------
Ten Years Ended 9/30/05                             +6.55             +5.97
--------------------------------------------------------------------------------

                                                       Return          Return
                                                    Without CDSC    With CDSC+++
================================================================================
Class B Shares++
================================================================================
One Year Ended 9/30/05                                  +7.09%         +3.09%
--------------------------------------------------------------------------------
Five Years Ended 9/30/05                                +1.39          +1.07
--------------------------------------------------------------------------------
Ten Years Ended 9/30/05                                 +5.89          +5.89
--------------------------------------------------------------------------------

                                                       Return          Return
                                                    Without CDSC    With CDSC+++
================================================================================
Class C Shares+
================================================================================
One Year Ended 9/30/05                                  +7.05%         +6.05%
--------------------------------------------------------------------------------
Five Years Ended 9/30/05                                +1.39          +1.39
--------------------------------------------------------------------------------
Ten Years Ended 9/30/05                                 +5.72          +5.72
--------------------------------------------------------------------------------

                                                Return Without      Return With
                                                 Sales Charge     Sales Charge**
================================================================================
Class I Shares*
================================================================================
One Year Ended 9/30/05                              +8.18%            +2.50%
--------------------------------------------------------------------------------
Five Years Ended 9/30/05                            +2.44             +1.34
--------------------------------------------------------------------------------
Ten Years Ended 9/30/05                             +6.81             +6.24
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class R Shares                                                        Return
================================================================================
One Year Ended 9/30/05                                                +7.63%
--------------------------------------------------------------------------------
Five Years Ended 9/30/05                                              +2.08
--------------------------------------------------------------------------------
Ten Years Ended 9/30/05                                               +6.36
--------------------------------------------------------------------------------

*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.
+ Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
++ Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
+++   Assuming payment of applicable contingent deferred sales charge.


        MERRILL LYNCH BALANCED CAPITAL FUND, INC.       SEPTEMBER 30, 2005     7

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses, including advisory fees, distribution fees including 12(b)-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on April 1, 2005 and held through September 30, 2005) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                               Expenses Paid
                                                          Beginning          Ending          During the Period*
                                                        Account Value     Account Value       April 1, 2005 to
                                                        April 1, 2005   September 30, 2005   September 30, 2005
===============================================================================================================
Actual
===============================================================================================================
Class A                                                    $1,000           $1,026.50               $4.31
---------------------------------------------------------------------------------------------------------------
Class B                                                    $1,000           $1,022.70               $8.30
---------------------------------------------------------------------------------------------------------------
Class C                                                    $1,000           $1,022.10               $8.30
---------------------------------------------------------------------------------------------------------------
Class I                                                    $1,000           $1,027.70               $3.03
---------------------------------------------------------------------------------------------------------------
Class R                                                    $1,000           $1,025.10               $5.59
===============================================================================================================
Hypothetical (5% annual return before expenses)**
===============================================================================================================
Class A                                                    $1,000           $1,021.08               $4.30
---------------------------------------------------------------------------------------------------------------
Class B                                                    $1,000           $1,017.13               $8.28
---------------------------------------------------------------------------------------------------------------
Class C                                                    $1,000           $1,017.13               $8.28
---------------------------------------------------------------------------------------------------------------
Class I                                                    $1,000           $1,022.35               $3.02
---------------------------------------------------------------------------------------------------------------
Class R                                                    $1,000           $1,019.82               $5.58
---------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.84% for Class A, 1.62% for Class B, 1.62% for Class C, .59% for Class I and 1.09% for Class R), multiplied by the average account value over the period, multiplied by 185/365 (to reflect the one-half year period shown).
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year divided by 365.


8       MERRILL LYNCH BALANCED CAPITAL FUND, INC.       SEPTEMBER 30, 2005

Schedule of Investments                                        (in U.S. dollars)

         Shares
           Held       Common Stocks                                  Value
===============================================================================
Aerospace & Defense--3.5%
      1,000,000       Honeywell International, Inc.              $   37,500,000
        100,000       Northrop Grumman Corp.                          5,435,000
        700,000       Raytheon Co.                                   26,614,000
        500,000       United Technologies Corp.                      25,920,000
                                                                 --------------
                                                                     95,469,000
===============================================================================
Automobiles--0.6%
        350,000       Harley-Davidson, Inc.                          16,954,000
===============================================================================
Beverages--1.4%
        500,000       Anheuser-Busch Cos., Inc.                      21,520,000
        850,000       Coca-Cola Enterprises, Inc. (c)                16,575,000
                                                                 --------------
                                                                     38,095,000
===============================================================================
Building Products--1.1%
      1,000,000       Masco Corp.                                    30,680,000
===============================================================================
Capital Markets--2.8%
        400,000       Janus Capital Group, Inc.                       5,780,000
      1,200,000       Mellon Financial Corp.                         38,364,000
        600,000       Morgan Stanley                                 32,364,000
                                                                 --------------
                                                                     76,508,000
===============================================================================
Chemicals--0.9%
        600,000       E.I. du Pont de Nemours & Co.                  23,502,000
===============================================================================
Commercial Banks--2.8%
        600,000       PNC Financial Services Group, Inc.             34,812,000
        700,000       Wells Fargo & Co.                              40,999,000
                                                                 --------------
                                                                     75,811,000
===============================================================================
Communications Equipment--2.5%
      1,900,000       Cisco Systems, Inc. (a)                        34,067,000
      1,950,000       CommScope, Inc. (a)                            33,813,000
                                                                 --------------
                                                                     67,880,000
===============================================================================
Computers & Peripherals--1.5%
        300,000       Hewlett-Packard Co.                             8,760,000
        400,000       International Business Machines Corp.          32,088,000
                                                                 --------------
                                                                     40,848,000
===============================================================================
Diversified Financial Services--2.0%
        750,000       Citigroup, Inc.                                34,140,000
        600,000       JPMorgan Chase & Co.                           20,358,000
                                                                 --------------
                                                                     54,498,000
===============================================================================
Diversified Telecommunication Services--1.1%
        900,000       Verizon Communications, Inc.                   29,421,000
===============================================================================
Energy Equipment & Services--1.9%
        400,000       GlobalSantaFe Corp.                            18,248,000
        150,000       Schlumberger Ltd.                              12,657,000
        300,000       Weatherford International Ltd. (a)(c)          20,598,000
                                                                 --------------
                                                                     51,503,000
===============================================================================
Food Products--3.8%
        600,000       Cadbury Schweppes Plc                          24,438,000
        300,000       General Mills, Inc.                            14,460,000
        140,000       Nestle SA Registered Shares                    41,155,711
        300,000       Sara Lee Corp.                                  5,685,000
        250,000       Unilever NV (b)                                17,862,500
                                                                 --------------
                                                                    103,601,211
===============================================================================
Health Care Equipment & Supplies--1.5%
      1,000,000       Baxter International, Inc.                     39,870,000
===============================================================================
Health Care Providers & Services--1.8%
        300,000       AmerisourceBergen Corp.                        23,190,000
        500,000       HCA, Inc.                                      23,960,000
                                                                 --------------
                                                                     47,150,000
===============================================================================
Hotels, Restaurants & Leisure--1.3%
      1,000,000       McDonald's Corp.                               33,490,000
===============================================================================
Household Products--1.4%
        650,000       Kimberly-Clark Corp.                           38,694,500
===============================================================================
IT Services--0.9%
      1,000,000       Accenture Ltd. Class A (c)                     25,460,000
===============================================================================
Industrial Conglomerates--3.8%
        200,000       3M Co.                                         14,672,000
      1,200,000       General Electric Co.                           40,404,000
        150,000       Textron, Inc.                                  10,758,000
      1,300,000       Tyco International Ltd.                        36,205,000
                                                                 --------------
                                                                    102,039,000
===============================================================================
Insurance--4.7%
        900,000       ACE Ltd.                                       42,363,000
        575,000       American International Group, Inc.             35,627,000
        500,000       Genworth Financial, Inc. Class A               16,120,000
        500,000       Prudential Financial, Inc.                     33,780,000
                                                                 --------------
                                                                    127,890,000
===============================================================================
Machinery--1.5%
      1,000,000       Dover Corp.                                    40,790,000
===============================================================================
Media--3.0%
        400,000       Comcast Corp. Special Class A (a)(c)           11,512,000
      1,000,000       Interpublic Group of Cos., Inc. (a)(c)         11,640,000
      1,200,000       News Corp. Class A                             18,708,000
        750,000       Viacom, Inc. Class B                           24,757,500
        625,000       Walt Disney Co.                                15,081,250
                                                                 --------------
                                                                     81,698,750
===============================================================================
Metals & Mining--1.4%
        650,000       Alcoa, Inc.                                    15,873,000
        500,000       United States Steel Corp.                      21,175,000
                                                                 --------------
                                                                     37,048,000
===============================================================================
Oil, Gas & Consumable Fuels--4.9%
        500,000       Devon Energy Corp.                             34,320,000
        600,000       EnCana Corp.                                   34,986,000
        250,000       Exxon Mobil Corp.                              15,885,000
        700,000       Murphy Oil Corp.                               34,909,000
        100,000       Total SA (b)                                   13,582,000
                                                                 --------------
                                                                    133,682,000
===============================================================================
Paper & Forest Products--1.6%
      1,000,000       International Paper Co.                        29,800,000
        200,000       Weyerhaeuser Co.                               13,750,000
                                                                 --------------
                                                                     43,550,000
===============================================================================
Personal Products--0.7%
        250,000       Avon Products, Inc.                             6,750,000
        350,000       The Estee Lauder Cos., Inc. Class A            12,190,500
                                                                 --------------
                                                                     18,940,500
===============================================================================
Pharmaceuticals--3.4%
        600,000       GlaxoSmithKline Plc (b)                        30,768,000
        950,000       Schering-Plough Corp.                          19,997,500
        875,000       Wyeth                                          40,486,250
                                                                 --------------
                                                                     91,251,750


        MERRILL LYNCH BALANCED CAPITAL FUND, INC.       SEPTEMBER 30, 2005     9

Schedule of Investments (concluded)     (in U.S. dollars)

         Shares
           Held       Common Stocks                                  Value
===============================================================================
Semiconductors & Semiconductor Equipment--2.2%
      1,400,000       Applied Materials, Inc.                    $   23,744,000
        750,000       Intel Corp.                                    18,487,500
        600,000       Intersil Corp. Class A (c)                     13,068,000
        300,000       Micron Technology, Inc. (a)                     3,990,000
                                                                 --------------
                                                                     59,289,500
===============================================================================
Software--2.7%
        375,000       Citrix Systems, Inc. (a)                        9,427,500
      1,550,000       Microsoft Corp.                                39,881,500
      1,052,621       Symantec Corp. (a)                             23,852,392
                                                                 --------------
                                                                     73,161,392
===============================================================================
Specialty Retail--1.6%
      1,000,000       Limited Brands (c)                             20,430,000
        800,000       Office Depot, Inc. (a)                         23,760,000
                                                                 --------------
                                                                     44,190,000
-------------------------------------------------------------------------------
                      Total Common Stocks
                      (Cost--$1,393,905,770)--64.3%               1,742,965,603

     Beneficial
       Interest       Mutual Funds
===============================================================================
$   849,000,000       Master Core Bond Portfolio (d)                935,050,307
-------------------------------------------------------------------------------
                      Total Mutual Funds
                      (Cost--$935,560,245)--34.5%                   935,050,307
===============================================================================

                      Short-Term Securities
===============================================================================
$    33,544,022       Merrill Lynch Liquidity Series, LLC Cash
                      Sweep Series I (d)                             33,544,022
     67,842,450       Merrill Lynch Liquidity Series, LLC Money
                      Market Series (d)(e)                           67,842,450
-------------------------------------------------------------------------------
                      Total Short-Term Securities
                      (Cost--$101,386,472)--3.8%                    101,386,472
===============================================================================
Total Investments (Cost--$2,430,852,487*)--102.6%                 2,779,402,382

Liabilities in Excess of Other Assets--(2.6%)                       (69,215,778)
                                                                 --------------
Net Assets--100.0%                                               $2,710,186,604
                                                                 ==============

* The cost and unrealized appreciation (depreciation) of investments as of September 30, 2005, as computed for federal income tax purposes, were as follows:

      Aggregate cost .........................................   $2,443,103,302
                                                                 ==============
      Gross unrealized appreciation ..........................   $  440,541,803
      Gross unrealized depreciation ..........................     (104,242,723)
                                                                 --------------
      Net unrealized appreciation ............................   $  336,299,080
                                                                 ==============

(a)   Non-income producing security.
(b)   Depositary receipts.
(c)   Security, or a portion of security, is on loan.
(d) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                                      Interest/
                                                   Net                Dividend
      Affiliate                                  Activity              Income
      --------------------------------------------------------------------------
      Master Core Bond Portfolio              $(165,000,000)        $ 38,130,675
      Merrill Lynch Liquidity Series, LLC
        Cash Sweep Series I                   $  18,292,196         $  1,170,912
      Merrill Lynch Liquidity Series, LLC
        Money Market Series                   $  47,593,250         $     32,570
      --------------------------------------------------------------------------

(e)   Security was purchased with the cash proceeds from securities loans.

      For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

      See Notes to Financial Statements.


10      MERRILL LYNCH BALANCED CAPITAL FUND, INC.       SEPTEMBER 30, 2005

Statement of Assets and Liabilities

As of September 30, 2005
==============================================================================================================================
Assets
------------------------------------------------------------------------------------------------------------------------------
                       Investments in unaffiliated securities, at value (including securities loaned of $66,547,230)
                        (identified cost--$1,393,905,770) .............................                        $ 1,742,965,603
                       Investments in affiliated securities, at value
                        (identified cost--$1,036,946,717) .............................                          1,036,436,779
                       Cash ...........................................................                                    274
                       Receivables:
                          Securities sold .............................................    $    14,391,181
                          Dividends ...................................................          2,693,621
                          Capital shares sold .........................................          1,520,224
                          Interest from affiliates ....................................            132,542
                          Securities lending ..........................................              5,742          18,743,310
                                                                                           ---------------
                       Prepaid expenses ...............................................                                315,918
                                                                                                               ---------------
                       Total assets ...................................................                          2,798,461,884
                                                                                                               ---------------
==============================================================================================================================
Liabilities
------------------------------------------------------------------------------------------------------------------------------
                       Collateral on securities loaned, at value ......................                             67,842,450
                       Payables:
                          Capital shares redeemed .....................................         11,615,198
                          Securities purchased ........................................          6,832,280
                          Administrator ...............................................            785,460
                          Other affiliates ............................................            590,000
                          Distributor .................................................            575,851          20,398,789
                                                                                           ---------------
                       Accrued expenses ...............................................                                 34,041
                                                                                                               ---------------
                       Total liabilities ..............................................                             88,275,280
                                                                                                               ---------------
==============================================================================================================================
Net Assets
------------------------------------------------------------------------------------------------------------------------------
                       Net assets .....................................................                        $ 2,710,186,604
                                                                                                               ===============
==============================================================================================================================
Net Assets Consist of
------------------------------------------------------------------------------------------------------------------------------
                       Class A Shares of Common Stock, $.10 par value, 200,000,000
                        shares authorized .............................................                        $     3,587,933
                       Class B Shares of Common Stock, $.10 par value, 500,000,000
                        shares authorized .............................................                              1,093,324
                       Class C Shares of Common Stock, $.10 par value, 200,000,000
                        shares authorized .............................................                                442,917
                       Class I Shares of Common Stock, $.10 par value, 400,000,000
                        shares authorized .............................................                              4,963,622
                       Class R Shares of Common Stock, $.10 par value, 500,000,000
                        shares authorized .............................................                                 16,609
                       Paid-in capital in excess of par ...............................                          2,200,648,183
                       Undistributed investment income--net ...........................    $    12,516,586
                       Undistributed realized capital gains--net ......................        138,384,810
                       Unrealized appreciation--net ...................................        348,532,620
                                                                                           ---------------
                       Total accumulated earnings--net ................................                            499,434,016
                                                                                                               ---------------
                       Net Assets .....................................................                        $ 2,710,186,604
                                                                                                               ===============
==============================================================================================================================
Net Asset Value
------------------------------------------------------------------------------------------------------------------------------
                       Class A--Based on net assets of $965,951,299 and 35,879,327
                        shares outstanding ............................................                        $         26.92
                                                                                                               ===============
                       Class B--Based on net assets of $286,317,181 and 10,933,241
                        shares outstanding ............................................                        $         26.19
                                                                                                               ===============
                       Class C--Based on net assets of $113,356,313 and 4,429,168
                        shares outstanding ............................................                        $         25.59
                                                                                                               ===============
                       Class I--Based on net assets of $1,340,212,986 and 49,636,224
                        shares outstanding ............................................                        $         27.00
                                                                                                               ===============
                       Class R--Based on net assets of $4,348,825 and 166,085
                        shares outstanding ............................................                        $         26.18
                                                                                                               ===============

      See Notes to Financial Statements.


        MERRILL LYNCH BALANCED CAPITAL FUND, INC.       SEPTEMBER 30, 2005    11

Statement of Operations

For the Year Ended September 30, 2005
==============================================================================================================================
Investment Income
------------------------------------------------------------------------------------------------------------------------------
                       Dividends (net of $369,625 foreign withholding tax) ............                        $    38,491,515
                       Interest from affiliates .......................................                              1,170,912
                       Securities lending--net ........................................                                 32,570
                       Net investment income allocated from the Master Portfolio:
                          Interest ....................................................                             38,817,894
                          Dividends ...................................................                                274,536
                          Securities lending--net .....................................                                 89,070
                          Expenses ....................................................                             (1,050,825)
                                                                                                               ---------------
                       Total investment income and net investment income allocated
                        from the Master Portfolio .....................................                             77,825,672
                                                                                                               ---------------
==============================================================================================================================
Expenses
------------------------------------------------------------------------------------------------------------------------------
                       Investment advisory fees .......................................    $    11,986,783
                       Account maintenance and distribution fees--Class B .............          3,635,605
                       Account maintenance fees--Class A ..............................          2,576,115
                       Transfer agent fees--Class I ...................................          1,938,823
                       Transfer agent fees--Class A ...................................          1,429,031
                       Account maintenance and distribution fees--Class C .............          1,256,206
                       Transfer agent fees--Class B ...................................            595,956
                       Transfer agent fees--Class C ...................................            211,646
                       Printing and shareholder reports ...............................            152,254
                       Custodian fees .................................................            127,328
                       Directors' fees and expenses ...................................             70,355
                       Registration fees ..............................................             60,331
                       Professional fees ..............................................             54,887
                       Pricing fees ...................................................             28,106
                       Account maintenance and distribution fees--Class R .............             21,181
                       Transfer agent fees--Class R ...................................              5,892
                       Other ..........................................................             91,009
                                                                                           ---------------
                       Total expenses before waiver ...................................         24,241,508
                       Waiver of expenses .............................................           (652,427)
                                                                                           ---------------
                       Total expenses after waiver ....................................                             23,589,081
                                                                                                               ---------------
                       Investment income--net .........................................                             54,236,591
                                                                                                               ---------------
==============================================================================================================================
Realized & Unrealized Gain (Loss)--Net
------------------------------------------------------------------------------------------------------------------------------
                       Realized gain on:
                          Investments--net ............................................        146,898,183
                          Foreign currency transactions--net ..........................          1,330,760
                          Allocations from the Master Portfolio--net ..................          4,071,014         152,299,957
                                                                                           -----------------------------------
                       Change in unrealized appreciation/depreciation on:
                          Investments--net ............................................         28,426,607
                          Foreign currency transactions--net ..........................            (26,388)
                          Allocations from the Master Portfolio--net ..................         (9,901,304)         18,498,915
                                                                                           -----------------------------------
                       Total realized and unrealized gain--net ........................                            170,798,872
                                                                                                               ---------------
                       Net Increase in Net Assets Resulting from Operations ...........                        $   225,035,463
                                                                                                               ===============

      See Notes to Financial Statements.


12      MERRILL LYNCH BALANCED CAPITAL FUND, INC.       SEPTEMBER 30, 2005

Statements of Changes in Net Assets

                                                                                                     For the Year Ended
                                                                                                       September 30,
                                                                                           -----------------------------------
Increase (Decrease) in Net Assets:                                                               2005                2004
==============================================================================================================================
Operations
------------------------------------------------------------------------------------------------------------------------------
                       Investment income--net .........................................    $    54,236,591     $    44,597,121
                       Realized gain--net .............................................        152,299,957         220,527,337
                       Change in unrealized appreciation/depreciation--net ............         18,498,915         106,159,556
                                                                                           -----------------------------------
                       Net increase in net assets resulting from operations ...........        225,035,463         371,284,014
                                                                                           -----------------------------------
==============================================================================================================================
Dividends & Distributions to Shareholders
------------------------------------------------------------------------------------------------------------------------------
                       Investment income--net:
                          Class A .....................................................        (21,685,104)        (17,304,555)
                          Class B .....................................................         (4,871,120)         (4,404,210)
                          Class C .....................................................         (1,781,080)         (1,297,643)
                          Class I .....................................................        (32,581,425)        (27,387,602)
                          Class R .....................................................            (99,586)            (21,330)
                       Realized gain--net:
                          Class A .....................................................        (48,588,259)                 --
                          Class B .....................................................        (19,229,346)                 --
                          Class C .....................................................         (6,332,810)                 --
                          Class I .....................................................        (64,478,032)                 --
                          Class R .....................................................           (245,610)                 --
                                                                                           -----------------------------------
                       Net decrease in net assets resulting from dividends and
                        distributions to shareholders .................................       (199,892,372)        (50,415,340)
                                                                                           -----------------------------------
==============================================================================================================================
Capital Share Transactions
------------------------------------------------------------------------------------------------------------------------------
                       Net decrease in net assets derived from capital share
                        transactions ..................................................       (343,860,649)       (547,925,005)
                                                                                           -----------------------------------
==============================================================================================================================
Net Assets
------------------------------------------------------------------------------------------------------------------------------
                       Total decrease in net assets ...................................       (318,717,558)       (227,056,331)
                       Beginning of year ..............................................      3,028,904,162       3,255,960,493
                                                                                           -----------------------------------
                       End of year* ...................................................    $ 2,710,186,604     $ 3,028,904,162
                                                                                           ===================================
                        * Undistributed investment income--net ........................    $    12,516,586     $    17,476,055
                                                                                           ===================================

      See Notes to Financial Statements.


        MERRILL LYNCH BALANCED CAPITAL FUND, INC.       SEPTEMBER 30, 2005    13

Financial Highlights

                                                                                     Class A
                                              ------------------------------------------------------------------------------------
                                                  For the Year Ended     For the Period
The following per share data and ratios have        September 30,         April 1, 2003           For the Year Ended March 31,
been derived from information provided in     -------------------------    to Sept. 30,    ---------------------------------------
the financial statements.                        2005           2004           2003           2003           2002           2001
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
   Net asset value, beginning of period ...   $    26.69     $    24.25     $    21.68     $    27.50     $    28.31    $    32.58
                                              ------------------------------------------------------------------------------------
   Investment income--net*** ..............          .50            .37            .21            .59            .64           .82
   Realized and unrealized gain (loss)--net         1.56           2.49           2.64          (5.57)           .65         (1.17)
                                              ------------------------------------------------------------------------------------
   Total from investment operations .......         2.06           2.86           2.85          (4.98)          1.29          (.35)
                                              ------------------------------------------------------------------------------------
   Less dividends and distributions:
      Investment income--net ..............         (.57)          (.42)          (.28)          (.63)          (.69)         (.93)
      Realized gain--net ..................        (1.26)            --             --           (.21)         (1.41)        (2.99)
                                              ------------------------------------------------------------------------------------
   Total dividends and distributions ......        (1.83)          (.42)          (.28)          (.84)         (2.10)        (3.92)
                                              ------------------------------------------------------------------------------------
   Net asset value, end of period .........   $    26.92     $    26.69     $    24.25     $    21.68     $    27.50    $    28.31
                                              ====================================================================================
==================================================================================================================================
Total Investment Return**
----------------------------------------------------------------------------------------------------------------------------------
   Based on net asset value per share .....         7.88%         11.87%         13.16%+       (18.26%)         4.78%        (1.35%)
                                              ====================================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
   Expenses, net of waiver ................          .83%++         .83%++         .85%*          .84%           .82%          .84%
                                              ====================================================================================
   Expenses ...............................          .85%++         .84%++         .85%*          .84%           .82%          .84%
                                              ====================================================================================
   Investment income--net .................         1.86%          1.42%          1.71%*         2.47%          2.35%         2.64%
                                              ====================================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
   Net assets, end of period (in thousands)   $  965,951     $1,052,738     $1,023,861     $  939,989     $1,311,739    $1,311,854
                                              ====================================================================================
   Portfolio turnover .....................           15%            17%            47%            52%            31%           46%
                                              ====================================================================================

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
***   Based on average shares outstanding.
+     Aggregate total investment return.
++    Includes the Fund's share of the Master Portfolio's allocated expenses.

      See Notes to Financial Statements.


14      MERRILL LYNCH BALANCED CAPITAL FUND, INC.       SEPTEMBER 30, 2005

                                                                                     Class B
                                              ------------------------------------------------------------------------------------
                                                  For the Year Ended     For the Period
The following per share data and ratios have        September 30,         April 1, 2003           For the Year Ended March 31,
been derived from information provided in     -------------------------    to Sept. 30,    ---------------------------------------
the financial statements.                        2005           2004           2003           2003           2002           2001
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
   Net asset value, beginning of period ...   $    25.98     $    23.59     $    21.09     $    26.75     $    27.56    $    31.77
                                              ------------------------------------------------------------------------------------
   Investment income--net*** ..............          .29            .17            .11            .39            .42           .56
   Realized and unrealized gain (loss)--net         1.52           2.42           2.57          (5.42)           .64         (1.13)
                                              ------------------------------------------------------------------------------------
   Total from investment operations .......         1.81           2.59           2.68          (5.03)          1.06          (.57)
                                              ------------------------------------------------------------------------------------
   Less dividends and distributions:
      Investment income--net ..............         (.34)          (.20)          (.18)          (.42)          (.46)         (.65)
      Realized gain--net ..................        (1.26)            --             --           (.21)         (1.41)        (2.99)
                                              ------------------------------------------------------------------------------------
   Total dividends and distributions ......        (1.60)          (.20)          (.18)          (.63)         (1.87)        (3.64)
                                              ------------------------------------------------------------------------------------
   Net asset value, end of period .........   $    26.19     $    25.98     $    23.59     $    21.09     $    26.75    $    27.56
                                              ====================================================================================
==================================================================================================================================
Total Investment Return**
----------------------------------------------------------------------------------------------------------------------------------
   Based on net asset value per share .....         7.09%         10.99%         12.73%+       (18.93%)         4.01%        (2.11%)
                                              ====================================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
   Expenses, net of waiver ................         1.61%++        1.60%++        1.62%*         1.62%          1.59%         1.61%
                                              ====================================================================================
   Expenses ...............................         1.63%++        1.63%++        1.62%*         1.62%          1.59%         1.61%
                                              ====================================================================================
   Investment income--net .................         1.12%           .66%           .95%*         1.69%          1.58%         1.87%
                                              ====================================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
   Net assets, end of period (in thousands)   $  286,317     $  434,115     $  632,673     $  680,419     $1,222,487    $1,659,152
                                              ====================================================================================
   Portfolio turnover .....................           15%            17%            47%            52%            31%           46%
                                              ====================================================================================

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
***   Based on average shares outstanding.
+     Aggregate total investment return.
++    Includes the Fund's share of the Master Portfolio's allocated expenses.

      See Notes to Financial Statements.


        MERRILL LYNCH BALANCED CAPITAL FUND, INC.       SEPTEMBER 30, 2005    15

                                                                                     Class C
                                              ------------------------------------------------------------------------------------
                                                  For the Year Ended     For the Period
The following per share data and ratios have        September 30,         April 1, 2003           For the Year Ended March 31,
been derived from information provided in     -------------------------    to Sept. 30,    ---------------------------------------
the financial statements.                        2005           2004           2003           2003           2002           2001
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
   Net asset value, beginning of period ...   $    25.45     $    23.14     $    20.70     $    26.29     $    27.14    $    31.36
                                              ------------------------------------------------------------------------------------
   Investment income--net*** ..............          .28            .16            .11            .38            .41           .55
   Realized and unrealized gain (loss)--net         1.48           2.37           2.52          (5.32)           .63         (1.12)
                                              ------------------------------------------------------------------------------------
   Total from investment operations .......         1.76           2.53           2.63          (4.94)          1.04          (.57)
                                              ------------------------------------------------------------------------------------
   Less dividends and distributions:
      Investment income--net ..............         (.36)          (.22)          (.19)          (.44)          (.48)         (.66)
      Realized gain--net ..................        (1.26)            --             --           (.21)         (1.41)        (2.99)
                                              ------------------------------------------------------------------------------------
   Total dividends and distributions ......        (1.62)          (.22)          (.19)          (.65)         (1.89)        (3.65)
                                              ------------------------------------------------------------------------------------
   Net asset value, end of period .........   $    25.59     $    25.45     $    23.14     $    20.70     $    26.29    $    27.14
                                              ====================================================================================
==================================================================================================================================
Total Investment Return**
----------------------------------------------------------------------------------------------------------------------------------
   Based on net asset value per share .....         7.05%         10.98%         12.72%+       (18.92%)         4.01%        (2.13%)
                                              ====================================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
   Expenses, net of waiver ................         1.61%++        1.61%++        1.63%*         1.63%          1.61%         1.62%
                                              ====================================================================================
   Expenses ...............................         1.63%++        1.63%++        1.63%*         1.63%          1.61%         1.62%
                                              ====================================================================================
   Investment income--net .................         1.09%           .64%           .93%*         1.69%          1.59%         1.86%
                                              ====================================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
   Net assets, end of period (in thousands)   $  113,356     $  134,013     $  143,482     $  137,674     $  199,774    $  212,278
                                              ====================================================================================
   Portfolio turnover .....................           15%            17%            47%            52%            31%           46%
                                              ====================================================================================

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
***   Based on average shares outstanding.
+     Aggregate total investment return.
++    Includes the Fund's share of the Master Portfolio's allocated expenses.

      See Notes to Financial Statements.


16      MERRILL LYNCH BALANCED CAPITAL FUND, INC.       SEPTEMBER 30, 2005

                                                                                     Class I
                                              ------------------------------------------------------------------------------------
                                                  For the Year Ended     For the Period
The following per share data and ratios have        September 30,         April 1, 2003           For the Year Ended March 31,
been derived from information provided in     -------------------------    to Sept. 30,    ---------------------------------------
the financial statements.                        2005           2004           2003           2003           2002           2001
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
   Net asset value, beginning of period ...   $    26.76     $    24.31     $    21.73     $    27.58     $    28.38    $    32.66
                                              ------------------------------------------------------------------------------------
   Investment income--net*** ..............          .57            .44            .24            .65            .71           .90
   Realized and unrealized gain (loss)--net         1.57           2.50           2.65          (5.60)           .66         (1.18)
                                              ------------------------------------------------------------------------------------
   Total from investment operations .......         2.14           2.94           2.89          (4.95)          1.37          (.28)
                                              ------------------------------------------------------------------------------------
   Less dividends and distributions:
      Investment income--net ..............         (.64)          (.49)          (.31)          (.69)          (.76)        (1.01)
      Realized gain--net ..................        (1.26)            --             --           (.21)         (1.41)        (2.99)
                                              ------------------------------------------------------------------------------------
   Total dividends and distributions ......        (1.90)          (.49)          (.31)          (.90)         (2.17)        (4.00)
                                              ------------------------------------------------------------------------------------
   Net asset value, end of period .........   $    27.00     $    26.76     $    24.31     $    21.73     $    27.58    $    28.38
                                              ====================================================================================
==================================================================================================================================
Total Investment Return**
----------------------------------------------------------------------------------------------------------------------------------
   Based on net asset value per share .....         8.18%         12.17%         13.31%+       (18.09%)         5.07%        (1.12%)
                                              ====================================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
   Expenses, net of waiver ................          .58%++         .58%++         .60%*          .59%           .57%          .59%
                                              ====================================================================================
   Expenses ...............................          .61%++         .60%++         .60%*          .59%           .57%          .59%
                                              ====================================================================================
   Investment income--net .................         2.11%          1.67%          1.97%*         2.72%          2.60%         2.89%
                                              ====================================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
   Net assets, end of period (in thousands)   $1,340,212     $1,405,513     $1,455,944     $1,396,989     $1,957,869    $2,142,945
                                              ====================================================================================
   Portfolio turnover .....................           15%            17%            47%            52%            31%           46%
                                              ====================================================================================

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
***   Based on average shares outstanding.
+     Aggregate total investment return.
++    Includes the Fund's share of the Master Portfolio's allocated expenses.

      See Notes to Financial Statements.


        MERRILL LYNCH BALANCED CAPITAL FUND, INC.       SEPTEMBER 30, 2005    17

                                                                                        Class R
                                                             -------------------------------------------------------------
                                                                                                For the     For the Period
                                                                  For the Year Ended             Period        January 3,
                                                                      September 30,           April 1, 2003     2003+++
The following per share data and ratios have been derived    -----------------------------     to Sept. 30,   to March 31,
from information provided in the financial statements.           2005             2004             2003           2003
==========================================================================================================================
Per Share Operating Performance
--------------------------------------------------------------------------------------------------------------------------
                 Net asset value, beginning of period ...    $      26.03     $      23.71     $      21.20   $      22.07
                                                             -------------------------------------------------------------
                 Investment income--net*** ..............             .43              .30              .24            .20
                 Realized and unrealized gain (loss)--net            1.52             2.45             2.27          (1.07)
                                                             -------------------------------------------------------------
                 Total from investment operations .......            1.95             2.75             2.51           (.87)
                                                             -------------------------------------------------------------
                 Less dividends and distributions:
                    Investment income--net ..............            (.54)            (.43)              --+            --
                    Realized gain--net ..................           (1.26)              --               --             --
                                                             -------------------------------------------------------------
                 Total dividends and distributions ......           (1.80)            (.43)              --+            --
                                                             -------------------------------------------------------------
                 Net asset value, end of period .........    $      26.18     $      26.03     $      23.71   $      21.20
                                                             -------------------------------------------------------------
==========================================================================================================================
Total Investment Return**
--------------------------------------------------------------------------------------------------------------------------
                 Based on net asset value per share .....            7.63%           11.67%           13.31%@@       (3.94%)@@
                                                             =============================================================
==========================================================================================================================
Ratios to Average Net Assets
--------------------------------------------------------------------------------------------------------------------------
                 Expenses, net of waiver ................            1.08%++          1.07%++          1.10%*         1.09%*
                                                             =============================================================
                 Expenses ...............................            1.11%++          1.07%++          1.10%*         1.09%*
                                                             =============================================================
                 Investment income--net .................            1.65%            1.10%            2.07%*         2.76%*
                                                             =============================================================
==========================================================================================================================
Supplemental Data
--------------------------------------------------------------------------------------------------------------------------
                 Net assets, end of period (in thousands)    $      4,349     $      2,526               --@            --@
                                                             =============================================================
                 Portfolio turnover .....................              15%              17%              47%            52%
                                                             =============================================================

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
***   Based on average shares outstanding.
+     Amount is less than $(.01) per share.
++    Includes the Fund's share of the Master Portfolio's allocated expenses.
+++   Commencement of operations.
@     Amount is less than $1,000.
@@    Aggregate total investment return.

      See Notes to Financial Statements.


18      MERRILL LYNCH BALANCED CAPITAL FUND, INC.       SEPTEMBER 30, 2005

Notes to Financial Statements

1. Significant Accounting Policies:

Merrill Lynch Balanced Capital Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund seeks to achieve its investment objective through a fully managed investment policy utilizing equity, fixed income and convertible securities. The Fund invests the fixed income portion of its assets in Master Core Bond Portfolio (the "Master Portfolio") of Master Bond Trust (the "Trust"), a mutual fund that has the same investment objective and strategies as the fixed income portion of the Fund. The value of the Fund's investment in the Master Portfolio reflects the Fund's proportionate interest in the net assets of the Master Portfolio. The percentage of the Master Portfolio owned by the Fund at September 30, 2005 was 32.6%. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund offers multiple classes of shares. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B, Class C and Class R Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote on certain changes to the Class A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- The Fund records its proportionate investment in the Master Portfolio at fair value.

Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net


        MERRILL LYNCH BALANCED CAPITAL FUND, INC.       SEPTEMBER 30, 2005    19
asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Options -- The Fund may write covered call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written options are non-income producing investments.

o Swaps -- The Fund may enter into swap agreements, which are over-the-counter contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a pre-determined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

(c) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions, investment income and expenses -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Investment transactions in the Master Portfolio are accounted for on a trade date basis. The Fund records daily its proportionate share of the Master Portfolio's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

(f) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions -- Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Securities lending -- The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the


20      MERRILL LYNCH BALANCED CAPITAL FUND, INC.       SEPTEMBER 30, 2005
loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(i) Reclassifications -- U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $1,415,290 has been reclassified between undistributed net realized capital gains and undistributed net investment income, $1,616,038 has been reclassified between paid-in capital in excess of par and undistributed net realized capital gains, and $406,965 has been reclassified between paid-in capital in excess of par and undistributed net investment income as a result of permanent differences attributable to foreign currency transactions, accounting for swap agreements, amortization methods on fixed income securities and the allocation of basis adjustments. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plan with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is an indirect, wholly-owned subsidiary of ML & Co.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: .50% of the Fund's average daily net assets not exceeding $250 million; .45% of average daily net assets in excess of $250 million but not exceeding $300 million; .425% of average daily net assets in excess of $300 million but not exceeding $400 million; and .40% of average daily net assets in excess of $400 million.

The Fund also pays an Investment Advisory fee to Fund Asset Management, L.P. ("FAM"), an affiliate of MLIM, the Trust's investment adviser, to the extent it invests its fixed income assets in the Master Portfolio. MLIM has contractually agreed to waive its management fee by the amount of management fees the Fund pays to FAM indirectly through its investment in the Master Portfolio. For the year ended September 30, 2005, MLIM earned fees of $11,986,783, of which $652,427 was waived. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K., Limited ("MLAM U.K."), an affiliate of MLIM and FAM, pursuant to which MLAM U.K. provides investment advisory services to MLIM and FAM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

Pursuant to the Distribution Plan adopted by the Fund in accordance with Rule 12(b)-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                     Account        Distribution
                                                 Maintenance Fee         Fee
--------------------------------------------------------------------------------
Class A ................................               .25%              --
Class B ................................               .25%             .75%
Class C ................................               .25%             .75%
Class R ................................               .25%             .25%
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of MLIM and FAM, also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B, Class C and Class R shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B, Class C and Class R shareholders.

For the year ended September 30, 2005, FAMD earned underwriting discounts and direct commissions and MLPF&S


        MERRILL LYNCH BALANCED CAPITAL FUND, INC.       SEPTEMBER 30, 2005    21
earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:

--------------------------------------------------------------------------------
                                                     FAMD                 MLPF&S
--------------------------------------------------------------------------------
Class A ............................               $ 4,534               $54,376
Class I ............................               $ 3,752               $15,254
--------------------------------------------------------------------------------

For the year ended September 30, 2005, MLPF&S received contingent deferred sales charges of $215,479 and $5,020 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $9,531 relating to transactions subject to front-end sales charge waivers in Class A Shares.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the year ended September 30, 2005, MLIM, LLC received $14,224 in securities lending agent fees.

In addition, MLPF&S received $107,720 in commissions on the execution of portfolio security transactions for the year ended September 30, 2005.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, FDS, FAMD, FAM, ML & Co. and/or MLIM, LLC.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended September 30, 2005 were $273,548,093 and $642,872,769, respectively.

4. Capital Share Transactions:

Net decrease in net assets derived from capital share transactions was $343,860,649 and $547,925,005 for the years ended September 30, 2005 and September 30, 2004, respectively.

Transactions in capital shares for each class were as follows:

--------------------------------------------------------------------------------
Class A Shares for the Year                                           Dollar
Ended September 30, 2005                         Shares               Amount
--------------------------------------------------------------------------------
Shares sold ............................          1,248,836       $  33,471,475
Automatic conversion of shares .........          2,837,198          76,109,599
Shares issued to shareholders
  in reinvestment of dividends
  and distributions ....................          2,326,440          61,596,520
                                              ---------------------------------
Total issued ...........................          6,412,474         171,177,594
Shares redeemed ........................         (9,978,349)       (266,453,276)
                                              ---------------------------------
Net decrease ...........................         (3,565,875)      $ (95,275,682)
                                              =================================

--------------------------------------------------------------------------------
Class A Shares for the Year                                           Dollar
Ended September 30, 2004                         Shares               Amount
--------------------------------------------------------------------------------
Shares sold ............................          1,356,246       $  35,619,078
Automatic conversion of shares .........          5,379,540         141,486,675
Shares issued to shareholders
  in reinvestment of dividends .........            587,567          15,113,840
                                              ---------------------------------
Total issued ...........................          7,323,353         192,219,593
Shares redeemed ........................        (10,103,466)       (265,628,148)
                                              ---------------------------------
Net decrease ...........................         (2,780,113)      $ (73,408,555)
                                              =================================

--------------------------------------------------------------------------------
Class B Shares for the Year                                           Dollar
Ended September 30, 2005                         Shares               Amount
--------------------------------------------------------------------------------
Shares sold ............................            891,578       $  23,206,667
Shares issued to shareholders
  in reinvestment of dividends
  and distributions ....................            799,634          20,602,454
                                              ---------------------------------
Total issued ...........................          1,691,212          43,809,121
                                              ---------------------------------
Automatic conversion of shares .........         (2,916,992)        (76,109,599)
Shares redeemed ........................         (4,547,688)       (118,176,999)
                                              ---------------------------------
Total redeemed .........................         (7,464,680)       (194,286,598)
                                              ---------------------------------
Net decrease ...........................         (5,773,468)      $(150,477,477)
                                              =================================

--------------------------------------------------------------------------------
Class B Shares for the Year                                           Dollar
Ended September 30, 2004                         Shares               Amount
--------------------------------------------------------------------------------
Shares sold ............................          1,429,253       $  36,446,185
Shares issued to shareholders
  in reinvestment of dividends .........            150,829           3,760,816
                                              ---------------------------------
Total issued ...........................          1,580,082          40,207,001
                                              ---------------------------------
Automatic conversion of shares .........         (5,529,385)       (141,486,675)
Shares redeemed ........................         (6,163,664)       (157,136,143)
                                              ---------------------------------
Total redeemed .........................        (11,693,049)       (298,622,818)
                                              ---------------------------------
Net decrease ...........................        (10,112,967)      $(258,415,817)
                                              =================================

--------------------------------------------------------------------------------
Class C Shares for the Year                                           Dollar
Ended September 30, 2005                         Shares               Amount
--------------------------------------------------------------------------------
Shares sold ............................            240,727       $   6,114,825
Shares issued to shareholders
  in reinvestment of dividends
  and distributions ....................            270,001           6,804,005
                                              ---------------------------------
Total issued ...........................            510,728          12,918,830
Shares redeemed ........................         (1,346,914)        (34,293,349)
                                              ---------------------------------
Net decrease ...........................           (836,186)      $ (21,374,519)
                                              =================================


22      MERRILL LYNCH BALANCED CAPITAL FUND, INC.       SEPTEMBER 30, 2005

Notes to Financial Statements (concluded)

--------------------------------------------------------------------------------
Class C Shares for the Year                                           Dollar
Ended September 30, 2004                         Shares               Amount
--------------------------------------------------------------------------------
Shares sold ............................            380,986       $   9,531,719
Shares issued to shareholders
  in reinvestment of dividends .........             44,060           1,079,752
                                              ---------------------------------
Total issued ...........................            425,046          10,611,471
Shares redeemed ........................         (1,361,064)        (34,034,123)
                                              ---------------------------------
Net decrease ...........................           (936,018)      $ (23,422,652)
                                              =================================

--------------------------------------------------------------------------------
Class I Shares for the Year                                           Dollar
Ended September 30, 2005                         Shares               Amount
--------------------------------------------------------------------------------
Shares sold ............................          3,812,593       $ 102,092,464
Shares issued to shareholders
  in reinvestment of dividends
  and distributions ....................          3,294,500          87,427,835
                                              ---------------------------------
Total issued ...........................          7,107,093         189,520,299
Shares redeemed ........................         (9,988,817)
                                              ---------------------------------
Net decrease ...........................         (2,881,724)      $ (78,547,250)
                                              =================================

--------------------------------------------------------------------------------
Class I Shares for the Year                                           Dollar
Ended September 30, 2004                         Shares               Amount
--------------------------------------------------------------------------------
Shares sold ............................          4,227,030       $ 111,475,819
Shares issued to shareholders
  in reinvestment of dividends .........            956,126          24,647,188
                                              ---------------------------------
Total issued ...........................          5,183,156         136,123,007
Shares redeemed ........................        (12,545,900)       (331,266,098)
                                              ---------------------------------
Net decrease ...........................         (7,362,744)      $(195,143,091)
                                              =================================

--------------------------------------------------------------------------------
Class R Shares for the Year                                           Dollar
Ended September 30, 2005                         Shares               Amount
--------------------------------------------------------------------------------
Shares sold ............................            155,274       $   4,067,922
Shares issued to shareholders
  in reinvestment of dividends
  and distributions ....................             13,330             343,453
                                              ---------------------------------
Total issued ...........................            168,604           4,411,375
Shares redeemed ........................            (99,561)         (2,597,096)
                                              ---------------------------------
Net increase ...........................             69,043       $   1,814,279
                                              =================================

--------------------------------------------------------------------------------
Class R Shares for the Year                                           Dollar
Ended September 30, 2004                         Shares               Amount
--------------------------------------------------------------------------------
Shares sold ............................            140,538       $   3,603,146
Shares issued to shareholders
  in reinvestment of dividends .........                844              21,269
                                              ---------------------------------
Total issued ...........................            141,382           3,624,415
Shares redeemed ........................            (44,345)         (1,159,305)
                                              ---------------------------------
Net increase ...........................             97,037       $   2,465,110
                                              =================================

5. Short-Term Borrowings:

The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders, which expires in November 2005. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the year ended September 30, 2005.

6. Distributions to Shareholders:

The tax character of distributions paid during the fiscal years ended September 30, 2005 and September 30, 2004 was as follows:

--------------------------------------------------------------------------------
                                                  9/30/2005           9/30/2004
--------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income ......................        $ 62,585,969        $ 50,415,340
  Net long-term capital gains ..........         137,306,403                  --
                                                --------------------------------
Total taxable distributions ............        $199,892,372        $ 50,415,340
                                                ================================

As of September 30, 2005, the components of accumulated earnings on a tax basis were as follows:

--------------------------------------------------------------------------------
Undistributed ordinary income--net .......................         $ 17,569,034
Undistributed long-term capital gains--net ...............          146,152,895
                                                                   ------------
Total undistributed earnings--net ........................          163,721,929
Capital loss carryforward ................................                   --
Unrealized gains--net ....................................          335,712,087*
                                                                   ------------
Total accumulated earnings--net ..........................         $499,434,016
                                                                   ============

* The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures and forward foreign currency contracts, the difference between book and tax amortization methods for premiums and discounts on fixed income securities and other book/tax temporary differences.


        MERRILL LYNCH BALANCED CAPITAL FUND, INC.       SEPTEMBER 30, 2005    23

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Merrill Lynch Balanced Capital Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Balanced Capital Fund, Inc. as of September 30, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the respective periods then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting.

Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch Balanced Capital Fund, Inc. as of September 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the respective periods then ended, in conformity with U.S. generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
November 23, 2005

Important Tax Information (unaudited)

The following information is provided with respect to the ordinary income distributions paid by Merrill Lynch Balanced Capital Fund, Inc. during the fiscal year ended September 30, 2005:

--------------------------------------------------------------------------------
Record Date/                              December 17, 2004/      July 21, 2005/
Payable Date                              December 23, 2004       July 27, 2005
--------------------------------------------------------------------------------
Qualified Dividend
Income for Individuals                          67.32%               62.85%*
--------------------------------------------------------------------------------
Dividends Qualifying for the
Dividends Received Deduction
for Corporations                                61.87%               54.90%
--------------------------------------------------------------------------------
Federal Obligation Interest                      None                 4.50%
--------------------------------------------------------------------------------

* The Fund hereby designates the percentage indicated above or the maximum amount allowable by law.

The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax adviser to determine if any portion of the dividends you received is exempt from state income tax.

Additionally, the Fund distributed long-term capital gains of $1.244439 per share to shareholders of record on December 17, 2004.


24      MERRILL LYNCH BALANCED CAPITAL FUND, INC.       SEPTEMBER 30, 2005

Officers and Directors

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held with    Time                                                           Overseen by     Held by
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years           Director        Director
====================================================================================================================================
Interested Director
------------------------------------------------------------------------------------------------------------------------------------
Robert C.   P.O. Box 9011  President    2005 to  President of the MLIM/FAM-advised funds since 2005;   130 Funds         None
Doll, Jr.*  Princeton, NJ  and          present  President of MLIM and FAM since 2001; Co-Head         175 Portfolios
            08543-9011     Director              (Americas Region) thereof from 2000 to 2001 and
            Age: 51                              Senior Vice President from 1999 to 2001; President
                                                 and Director of Princeton Services, Inc. ("Princeton
                                                 Services") since 2001; President of Princeton
                                                 Administrators, L.P. ("Princeton Administrators")
                                                 since 2001; Chief Investment Officer of Oppenheimer
                                                 Funds, Inc. in 1999 and Executive Vice President
                                                 thereof from 1991 to 1999.
            ------------------------------------------------------------------------------------------------------------------------
            * Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or
              FAM acts as investment adviser. Mr. Doll is an "interested person," as defined in the Investment Company Act, of the
              Fund based on his current positions with MLIM, FAM, Princeton Services and Princeton Administrators. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President,
              Mr. Doll serves at the pleasure of the Board of Directors.

====================================================================================================================================
Independent Directors*
------------------------------------------------------------------------------------------------------------------------------------
Donald W.   P.O. Box 9095  Director     2002 to  General Partner of The Burton Partnership, Limited    23 Funds        Knology, Inc.
Burton      Princeton, NJ               present  Partnership (an investment partnership) since 1979;   42 Portfolios   (telecommuni-
            08543-9095                           Managing General Partner of The South Atlantic                        cations) and
            Age: 61                              Venture Funds since 1983; Member of the Investment                    Symbion, Inc.
                                                 Advisory Council of the Florida State Board of                        (healthcare)
                                                 Administration since 2001.
------------------------------------------------------------------------------------------------------------------------------------
Laurie      P.O. Box 9095  Director     1999 to  Professor of Finance and Economics, Graduate          23 Funds        None
Simon       Princeton, NJ               present  School of Business, Columbia University since 1998.   42 Portfolios
Hodrick     08543-9095
            Age: 43
------------------------------------------------------------------------------------------------------------------------------------
John        P.O. Box 9095  Director     2005 to  President and Chief Executive Officer of Allmerica    23 Funds        ABIOMED
Francis     Princeton, NJ               present  Financial Corporation (financial services holding     42 Portfolios   (medical
O'Brien     08543-9095                           company) from 1995 to 2002 and Director from                          device manuf-
            Age: 62                              1995 to 2003; President of Allmerica Investment                       acturer),
                                                 Management Co., Inc. (investment adviser) from                        Cabot Corpo-
                                                 1989 to 2002, Director from 1989 to 2002 and                          ration (chem-
                                                 Chairman of the Board from 1989 to 1990; President,                   icals), LKQ
                                                 Chief Executive Officer and Director of First                         Corporation
                                                 Allmerica Financial Life Insurance Company from 1989                  (auto parts
                                                 to 2002 and Director of various other Allmerica                       manu-
                                                 Financial companies until 2002; Director since 1989                   facturing)
                                                 and Member of the Governance Nominating Committee                     and TJX Com-
                                                 since 2004; Member of the Compensation                                panies, Inc.
                                                 Committee of ABIOMED since 1989 and Member of                         (retailer)
                                                 the Audit Committee of ABIOMED from 1990 to 2004;
                                                 Director and Member of the Governance and
                                                 Nomination Committee of Cabot Corporation and
                                                 Member of the Audit Committee since 1990; Director
                                                 and Member of the Audit Committee and
                                                 Compensation Committee of LKQ Corporation since
                                                 2003; Lead Director of TJX Companies, Inc. since
                                                 1999; Trustee of the Woods Hole Oceanographic
                                                 Institute since 2003.
------------------------------------------------------------------------------------------------------------------------------------
David H.    P.O. Box 9095  Director     2003 to  Consultant with Putnam Investments from 1993          23 Funds        None
Walsh       Princeton, NJ               present  to 2003, and employed in various capacities therewith 42 Portfolios
            08543-9095                           from 1973 to 1992; Director, The National Audubon
            Age: 63                              Society since 1998; Director, The American Museum
                                                 of Fly Fishing since 1997.


        MERRILL LYNCH BALANCED CAPITAL FUND, INC.       SEPTEMBER 30, 2005    25

Officers and Directors (concluded)

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held with    Time                                                           Overseen by     Held by
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years           Director        Director
====================================================================================================================================
Independent Directors* (concluded)
------------------------------------------------------------------------------------------------------------------------------------
Fred G.     P.O. Box 9095  Director     1998 to  Managing Director of FGW Associates since 1997;       23 Funds        Watson
Weiss       Princeton, NJ               present  Vice President, Planning, Investment and Devel-       42 Portfolios   Pharmaceuti-
            08543-9095                           opment of Warner Lambert Co. from 1979 to 1997;                       cals, Inc.
            Age: 64                              Director of the Michael J. Fox Foundation for                         (pharma-
                                                 Parkinson's Research since 2000; Director of BTG                      ceutical
                                                 International PLC (a global technology commercial-                    company)
                                                 ization company) since 2001.
            ------------------------------------------------------------------------------------------------------------------------
            * Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

                           Position(s)  Length of
                           Held with    Time
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Fund Officers*
------------------------------------------------------------------------------------------------------------------------------------
Donald C.   P.O. Box 9011  Vice         1993 to  First Vice President of MLIM and FAM since 1997 and Treasurer thereof since 1999;
Burke       Princeton, NJ  President    present  Senior Vice President and Treasurer of Princeton Services since 1999 and Director
            08543-9011     and          and 1999 since 2004; Vice President of FAM Distributors, Inc. ("FAMD") since 1999; Vice
            Age: 45        Treasurer    to       President of MLIM and FAM from 1990 to 1997; Director of Taxation of MLIM from 1990 present  to 2001; Vice President, Treasurer and Secretary of the IQ Funds since 2004.
------------------------------------------------------------------------------------------------------------------------------------
Kurt        P.O. Box 9011  Vice         1996 to  Managing Director of MLIM since 2000; Director (Equities) of MLIM from 1997 to
Schansinger Princeton, NJ  President    present  2000.
            08543-9011
            Age: 45
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey     P.O. Box 9011  Chief        2004 to  Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President and
Hiller      Princeton, NJ  Compliance   present  Chief Compliance Officer of MLIM (Americas Region) since 2004; Chief Compliance
            08543-9011     Officer               Officer of the IQ Funds since 2004; Global Director of Compliance at Morgan Stanley
            Age: 54                              Investment Management from 2002 to 2004; Managing Director and Global Director of
                                                 Compliance at Citigroup Asset Management from 2000 to 2002; Chief Compliance
                                                 Officer at Soros Fund Management in 2000; Chief Compliance Officer at Prudential
                                                 Financial from 1995 to 2000; Senior Counsel in the Commission's Division of
                                                 Enforcement in Washington, D.C. from 1990 to 1995.
------------------------------------------------------------------------------------------------------------------------------------
Alice A.    P.O. Box 9011  Secretary    2004 to  Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from 1999 to
Pellegrino  Princeton, NJ               present  2002; Attorney associated with MLIM since 1997; Secretary of MLIM, FAM, FAMD and
            08543-9011                           Princeton Services since 2004.
            Age: 45

            ------------------------------------------------------------------------------------------------------------------------
            * Officers of the Fund serve at the pleasure of the Board of Directors.
------------------------------------------------------------------------------------------------------------------------------------
            Further information about the Fund's Officers and Directors is available in the Fund's Statement of Additional
            Information, which can be obtained without charge by calling 1-800-MER-FUND.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863


26      MERRILL LYNCH BALANCED CAPITAL FUND, INC.       SEPTEMBER 30, 2005

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


        MERRILL LYNCH BALANCED CAPITAL FUND, INC.       SEPTEMBER 30, 2005    27

[LOGO] Merrill Lynch Investment Managers

www.mlim.ml.com

--------------------------------------------------------------------------------

Mercury Advisors

A Division of Merrill Lynch Investment Managers

www.mercury.ml.com

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Merrill Lynch Balanced Capital Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

                                                                  #10252 -- 9/05

Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Donald W. Burton, (2) M. Colyer Crum (retired as of December 31, 2004), (3) Laurie Simon Hodrick, (4) John F. O'Brien (as of November 22, 2004),
         (5) David H. Walsh and (6) Fred G. Weiss.

         The registrant's board of directors has determined that Laurie Simon Hodrick and M. Colyer Crum qualify as financial experts pursuant to
         Item 3(c)(4) of Form N-CSR.

         Ms. Hodrick has a thorough understanding of generally accepted accounting principals, financial statements, and internal controls and procedures for financial reporting. Ms. Hodrick earned a Ph.D. in economics and has taught courses in finance for over 15 years. Her M.B.A.-level course centers around the evaluation and analysis of firms' corporate financial statements. She has also taught in financial analysts' training programs. Ms. Hodrick has also worked with several prominent corporations in connection with the analysis of financial forecasts and projections and analysis of the financial statements of those companies, serving on the Financial Advisory Council of one of these major corporations. She has also served as the Treasurer and Finance Chair of a 501(c)(3) organization. Ms. Hodrick has published a number of articles in leading economic and financial journals and is the associate editor of two leading finance journals.

         M. Colyer Crum also possesses a thorough understanding of generally accepted accounting principals, financial statements, and internal controls and procedures for financial reporting through a combination of education and experience. Professor Crum was a professor of investment management at the Harvard Business School for 25 years. The courses taught by Professor Crum place a heavy emphasis on the analysis of underlying company financial statements with respect to stock selection and the analysis of credit risk in making loans. Professor Crum has also served on a number of boards of directors and has served on the audit committees, and in some cases chaired the audit committee, for several major corporations and financial institutions. For two such organizations, Professor Crum has performed extensive investment analysis of financial statements in connection with investment management decisions. From these experiences, he has gained significant experience with the establishment of reserves and accounting policies, differences between U.S. GAAP and Canadian GAAP and executive compensation issues.

Item 4 - Principal Accountant Fees and Services

         (a) Audit Fees -        Fiscal Year Ending September 30, 2005 - $37,000
                                 Fiscal Year Ending September 30, 2004 - $35,000

         (b) Audit-Related Fees - Fiscal Year Ending September 30, 2005 - $0
                                  Fiscal Year Ending September 30, 2004 - $0

         (c) Tax Fees -          Fiscal Year Ending September 30, 2005 - $5,700
                                 Fiscal Year Ending September 30, 2004 - $7,800

         The nature of the services include tax compliance, tax advice and tax planning.

         (d) All Other Fees -    Fiscal Year Ending September 30, 2005 - $0
                                 Fiscal Year Ending September 30, 2004 - $0

         (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

         (e)(2) 0%

         (f) Not Applicable

         (g) Fiscal Year Ending September 30, 2005 - $6,827,388
             Fiscal Year Ending September 30, 2004 - $14,091,966

         (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

         Regulation S-X Rule 2-01(c)(7)(ii) - $1,227,000, 0%

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Merrill Lynch Balanced Capital Fund, Inc.


By: /s/ Robert C. Doll, Jr.
    -----------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Merrill Lynch Balanced Capital Fund, Inc.

Date: November 17, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    -----------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Merrill Lynch Balanced Capital Fund, Inc.

Date: November 17, 2005


By: /s/ Donald C. Burke
    -----------------------
    Donald C. Burke,
    Chief Financial Officer of
    Merrill Lynch Balanced Capital Fund, Inc.

Date: November 17, 2005